Filed Pursuant to Rule 497(e)

Registration No. 033-01719

THE GABELLI ASSET FUND (the “Fund”)

Supplement dated September 25, 2012, to the Fund’s Statement of Additional Information,

dated April 30, 2012.

Effective October 1, 2012, Jeffrey J. Jonas will be added as an Associate Portfolio Manager of the Fund. To reflect this change, please note the following:

In the “Investment Advisory and Other Services—Portfolio Manager Information—Other Accounts Managed” section, the following is added:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	Number of Accounts that base the Advisory Fee on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Jeffrey J. Jonas*	Registered Investment Companies:	2	2.1B	1	2.0B
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	5	12.7M	2	11.4M

*	As of April 30, 2012

In the “Investment Advisory and Other Services—Portfolio Manager Information—Ownership of Shares in the Funds” section, the following is added:

Name	Dollar Range of Equity Securities Held in each Fund
Jeffrey J. Jonas*	B

*	Key to Dollar Ranges—Information as of April 30, 2012
B.	$10,001 - $50,000

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE